UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ATYR PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

***  Exercise  Your  Right  to  Vote  ***    Important  Notice  Regarding  the  Availability  of  Proxy  Materials  for  the  Stockholder  Meeting  to  Be  Held  on  May  24,  2016.    Meeting  Information    ATYR  PHARMA,  INC    Meeting  Type:  Annual  Meeting  of  Stockholders  For  holders  as  of:  March  24,  2016  Date:  May  24,  2016  Time:  8:30  AM  PDT    Location:  3545  John  Hopkins  Court  Suite  250  San  Diego,  California  92121    You  are  receiving  this  communication  because  you  hold shares  in  the  company  named  above.    ATYR  PHARMA,  INC    3545  JOHN  HOPKINS  CT  #250    This  is  not  a  ballot.  You cannot use this notice to vote these    SAN DIEGO, CA  92121    shares.  This  communication  presents  only  an  overview  of the  more  complete  proxy  materials  that  are  available  to you  on  the  Internet.  You  may  view  the  proxy  materials online  at  www.proxyvote.com  or  easily  request  a  paper  copy  (see  reverse  side).    We  encourage  you  to  access  and  review  all  of  the  important information  contained  in  the  proxy  materials  before  voting.    See thereversesideofthisnoticetoobtainproxymaterialsandvotinginstructions. E03530- P74365

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

ANNUAL REPORT ON FORM 10-K NOTICE AND PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow → [XXXX XXXX XXXX XXXX] (located on the following page) and visit: *www.proxyvote .com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → [XXXX XXXX XXXX XXXX] (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2016 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

E03531-P74365

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → [XXXX XXXX XXXX XXXX] (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting  Items    The  Board  of  Directors  recommends  you  vote  FOR  the following:    1.  Election  of  three  Class  1  Directors:  01)  John  K. Clarke 02) Amir H. Nash at, Sc.D.  03)  Paul Schimmel, Ph.D.    The Board of Directors recommends you vote FOR proposal 2:    2.  To  ratify  the  appointment  of  Ernst  &  Young  LLP  as  a Tyr Pharm a’s  independent  registered  public  accounting  firm  for  the  fiscal  year  ending  December  31,  2016.  3.  Such  other  business  as  may  properly  come  before  the  meeting  or  any  adjournment  thereof.  E03532- P74365    E03533-P74365

E03533-P74365